             SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549

                          Form 8-K

                       CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 1997
                                                 -----------------

                        WesBanco, Inc.
   -----------------------------------------------------
   (Exact name of registrant as specified in its charter)


West Virginia                     0-8467                 55-0571723
--------------------------------------------------------------------------
(State or other jurisdiction    (Commission           (IRS Employer
of incorporation)                File Number)        Identification No.)



1 Bank Plaza,  Wheeling, WV                          26003
--------------------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (304) 234-9000
                                                   ----------------

Former name of former address, if changed since last report  Not Applicable
                                                            ----------------

ITEM 5 - Other Events
------
     On August 1, 1997, WesBanco issued 5,357,003 common shares to shareholders of record on July 15, 1997, in a 3 for 2 stock split that was effected in the form of a fifty percent (50%) stock dividend.


ITEM 7 - Financial Statements, Pro Forma Financial Information and Exhibits
------
     (c)    Exhibits

     20   -   Press release dated June 19, 1997, regarding an announcement of the 3 for 2 Stock Split of WesBanco, Inc. common stock.


                         Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WesBanco, Inc.
                                ---------------
                                (Registrant)



August 5, 1997                  /s/ Paul M. Limbert
--------------                  ----------------------------------
    Date                        Paul M. Limbert
                                Executive Vice President - Credit
                                Administration & Chief Financial Officer

August 5, 1997                  /s/ Dennis P. Yaeger
--------------                  ----------------------------------
    Date                        Dennis P. Yaeger
                                Executive Vice President - Chief
                                Operating Officer